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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           __________________________

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                     a Trustee Pursuant to Section 305(b)(2)
             _______________________________________________________

                         U.S. BANK NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   31-0841368
                       I.R.S. Employer Identification No.

          800 Nicollet Mall
        Minneapolis, Minnesota                               55402
        ----------------------                               -----
(Address of principal executive offices)                   (Zip Code)

                              Raymond S. Haverstock
                         U.S. Bank National Association
                              60 Livingston Avenue
                               St. Paul, MN 55107
                                 (651) 495-3909
            (Name, address and telephone number of agent for service)

                               GMX Resources Inc.
                     (Issuer with respect to the Securities)

             Oklahoma                                    73-1534474
 (State or other jurisdiction of            (I.R.S. Employer Identification No.)
  incorporation or organization)


     9400 North Broadway, Suite 600
          Oklahoma City, OK                                        73114
(Address of Principal Executive Offices)                        (Zip Code)

                                 DEBT SECURITIES
                       (TITLE OF THE INDENTURE SECURITIES)
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                                    FORM T-1
                                    --------

ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

              a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                   Comptroller of the Currency
                   Washington, D.C.

              b)   WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

                   Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

                   None

ITEMS 3-15    ITEMS 3-15 ARE NOT APPLICABLE BECAUSE TO THE BEST OF THE
              TRUSTEE'S KNOWLEDGE, THE OBLIGOR IS NOT IN DEFAULT UNDER ANY
              INDENTURE FOR WHICH THE TRUSTEE ACTS AS TRUSTEE.

ITEM 16. LIST OF EXHIBITS: LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF ELIGIBILITY AND QUALIFICATION.

              1.   A copy of the Articles of Association of the Trustee.*

              2. A copy of the certificate of authority of the Trustee to commence business.*

              3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

              4.   A copy of the existing bylaws of the Trustee.*

              5. A copy of each Indenture referred to in Item 4. Not applicable.

              6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

              7. Report of Condition of the Trustee as of March 31, 2006 published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

       * Incorporated by reference to Exhibit 25.1 to Amendment No. 2 to registration statement on S-4, Registration Number 333-128217 filed on November 15, 2005.

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                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of St. Paul, State of Minnesota on the 5th day of June, 2006.


                                            By: /s/ Raymond S. Haverstock
                                                --------------------------------
                                                Raymond S. Haverstock
                                                Vice President




By: /s/ Rick Prokosch
   ---------------------------
     Rick Prokosch
     Vice President








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                                    EXHIBIT 6
                                    ---------

                                     CONSENT


     In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated:  June 5th, 2006


                                            By:  /s/ Raymond S. Haverstock
                                               ---------------------------------
                                                 Raymond S. Haverstock
                                                 Vice President




By:  /s/ Rick Prokosch
   ----------------------------
     Rick Prokosch
     Vice President

                                    EXHIBIT 7
                                    ---------

                         U.S. BANK NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                 AS OF 3/31/2006

                                    ($000'S)

                                                                   3/31/2006
                                                                  ------------
ASSETS
     Cash and Due  From Depository Institutions                     $7,050,967
     Securities                                                     39,215,391
     Federal Funds                                                   3,114,744
     Loans & Lease Financing Receivables                           135,184,791
     Fixed Assets                                                    1,737,385
     Intangible Assets                                              11,754,046
     Other Assets                                                   10,882,988
                                                                  ------------
     TOTAL ASSETS                                                 $208,940,312


LIABILITIES
     Deposits                                                     $132,810,195
     Fed Funds                                                      12,304,517
     Treasury Demand Notes                                                   0
     Trading Liabilities                                               252,318
     Other Borrowed Money                                           28,673,468
     Acceptances                                                             0
     Subordinated Notes and Debentures                               6,432,494
     Other Liabilities                                               6,859,284
                                                                  ------------
     TOTAL LIABILITIES                                            $187,332,276

EQUITY
     Minority Interest in Subsidiaries                              $1,029,155
     Common and Preferred Stock                                         18,200
     Surplus                                                        11,804,040
     Undivided Profits                                               8,756,641
                                                                  ------------
         TOTAL EQUITY CAPITAL                                      $21,608,036

TOTAL LIABILITIES AND EQUITY CAPITAL                              $208,940,312
--------------------------------------------------------------------------------
To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. BANK NATIONAL ASSOCIATION

By:  /s/ Raymond S. Haverstock
   -------------------------------
     Vice President

Date:  June 5th, 2006

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